CSOP ETF TRUST

PROSPECTUS

March 10, 2015, as supplemented November 12, 2015

CSOP FTSE CHINA A50 ETF

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Ticker Symbol: AFTY

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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CSOP FTSE CHINA A50 ETF

Investment Objective

The CSOP FTSE China A50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Net Total Return Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	0.76%
Fee Waiver(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	Pursuant to the terms of an Expense Limitation Agreement, CSOP Asset Management Limited, the Fund’s investment adviser, has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by CSOP Asset Management Limited and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund. This Expense Limitation Agreement is in effect for as long as the Fund is invested in the CSOP FTSE China A50 ETF, and may be terminated only by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by tracking the performance of the FTSE China A50 Net Total Return Index (the “Index”). The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index. This means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.

A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors, such as the Fund, are permitted to invest in A-Shares only (i) through designated foreign institutional investors that meet certain requirements and have been granted status by the China Securities Regulatory Commission (“CSRC”), or (ii) through the Shanghai-Hong Kong Stock Connect program.

Under the first approach, foreign investors, such as the Fund, are permitted to invest through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares by China’s State Administration of Foreign Exchange (“SAFE”). A QFII or RQFII may not invest in A-Shares above its quota amount, although, to the extent that a QFII or RQFII has utilized its entire investment quota, it may apply for an increase to its quota.

Under the second approach, since November of 2014, foreign investors are permitted to invest in eligible China A-Shares listed on Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program which enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program foreign investors, such as the Fund, can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time.

CSOP Asset Management Limited, the Fund’s investment adviser (the “Adviser”), is a licensed RQFII and QFII. The Adviser, on behalf of the Fund, may invest in A-Shares and other securities of Chinese companies listed for trading on the Shanghai and Shenzhen Stock Exchanges up to its designated quota amount. The Adviser, on behalf of the Fund, also will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.

The Fund will typically invest at least 80% of its total assets in the securities included in its underlying Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange); and (iii) certain derivatives, such as futures contracts and options contracts on equity securities designed to provide similar exposure to the Index. Subject to the requirement to generally invest at least 80% of its total assets in the securities of its underlying Index, the Fund also may invest in money market instruments, cash and cash equivalents.

In seeking to track the performance of the Index, the Fund uses a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is considered to be “diversified” and therefore must meet certain diversification requirements under the Investment Company Act of 1940, as amended. To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index. As of January 28, 2015, the Index was concentrated in the financial sector.

The Index is sponsored by FTSE International Limited (the “Index Provider”). The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index.

Principal Risks

As with all investments, the value of an investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short- or long-term periods. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline.

Risk of Investing in China — Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market and, as a result, investments in securities of companies organized and listed in China may be subject to significantly higher volatility from time to time than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares — The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest directly in A-Shares through the Adviser’s RQFII quota and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore the size of the Fund’s direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Fund and may have a negative impact on trading of Fund shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This would likely have a material adverse impact on the Fund’s performance and its ability to meet its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares would likely have a negative impact on the trading of Fund shares in the secondary market.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even longer periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the tracking error of the Fund against its Index. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may cause a Fund to “fair value” a portion of its portfolio holdings (as described below in

“Pricing of Fund Shares”). Furthermore, trading halts or suspensions of the Fund’s underlying portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of Fund shares.

Risk of Investment and Repatriation Restrictions — Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, as well as limits on the classes of securities in which the Fund may invest. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests.

A-Shares Tax Risk — The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC rules for taxation are evolving, may change, and new rules may be applied retroactively. Any such changes, including any retroactive changes, could have an adverse impact on Fund performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect — The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Trading via the Shanghai-Hong Kong Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing their Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk — Less developed markets, such as China, are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets and, in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Fund by the Adviser may be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund, resulting in potentially substantial losses to the Fund and Fund investors.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the underlying security, which may increase the Fund’s volatility and have a negative impact on Fund returns.

Emerging Markets Risk — While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk — The Index, and thus the Fund, may be concentrated (i.e., invest more than 25% of its assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, the effect of Chinese taxes and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

Large-Capitalization Securities Risk — The Fund’s investments are expected to be composed primarily of securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus, the Fund’s portfolio, may underperform in other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s net asset value (“NAV”) and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

New Fund Risk — The Fund is newly organized and the Adviser has not previously served as investment adviser to an exchange traded fund (“ETF”) registered under the 1940 Act. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval, and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders, and will cause shareholders to incur expenses of liquidation.

Non-U.S. Currency Risk — The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably as a result of currency fluctuations and investors may lose money.

Non-U.S. Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk — The Fund is not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions — Unlike most other ETFs, the Fund expects to implement a significant portion of its creation and redemption transactions on a cash basis, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Secondary Market Trading Risk — Trading in Fund shares may be halted by NYSE Arca, Inc. (the “Exchange”), or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund May Trade at Prices Other than NAV — Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, performance information will be provided that will give some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund.

Portfolio Managers

Louis Lu, Portfolio Manager, and Fred Zhang, Senior Portfolio Manager, have primary responsibility for the day-to-day management of the Fund, and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund’s shares are listed on NYSE Arca, Inc. and traded on other exchanges. As with all ETFs, Fund shares are bought and sold through broker-dealers and other financial intermediaries and may not be purchased or redeemed directly with the Fund, except as described below. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a financial intermediary. These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for additional information.

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or more (“Creation Units”), and only with large institutional investors that have entered into an authorized participant agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income, qualified dividend income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Fund’s distributor, or an affiliate of the Adviser or the Distributor, may pay the intermediary for certain activities related to the Fund, including participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. These payments may create potential conflicts of interest between the intermediary and its clients by influencing the intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit your financial intermediary's website for more information.

More Information About the Fund’s Investment Objective and Principal Investment Strategies

The Fund’s Investment Objective

The Fund seeks long-term capital appreciation by tracking the FTSE China A50 Net Total Return Index, which is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market.

The Adviser intends to track the performance of the Index using a representative sampling indexing strategy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Adviser may purchase securities not represented in the Index in anticipation of their addition to the Index, or sell securities that are represented in the Index in anticipation of their removal from the Index. The Adviser may also occasionally choose to underweight or overweight a security in the Index, purchase securities not included in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Index.

In managing the Fund, the Adviser uses a “passive” investment strategy — meaning that the Adviser does not attempt to select securities based on their individual potential to outperform the Index or the market. Unlike many investment companies, the Fund does not try to “beat” the Index, and does not engage in temporary defensive positions to protect against potential stock market declines.

The Fund’s investment objective and 80% investment policy are non-fundamental, and may be changed by the Fund’s board of trustees (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”).

More Information About the Fund’s Investments

This prospectus describes the Fund’s principal investment strategies and risks, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund may invest in other securities, or use other investment strategies to a lesser extent. These investments and strategies are described in detail in the Fund’s SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

As with all investments, there is no guarantee that the Fund will achieve its investment goal.

More Information About the Fund’s Principal Risks

Investing in the Fund involves risk. There is no guarantee that the Fund will achieve its goals. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. Each of the risk factors below could cause the value of an investment in the Fund to decline.

The following descriptions provide additional information about some of the risks of investing in the Fund:

Risk of Investing in China — The Chinese economy is subject to a considerable degree of government regulation and intervention, political and social risk and other risk factors, as described in more detail below:

Political and Social Risk — The Chinese government is authoritarian, and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and elsewhere. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest and conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy.

Government Control and Regulation — The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets without warning. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information, and political and social instability.

Economic Risk — The Chinese economy has grown rapidly during the past several years, and there is no assurance that this growth rate will be maintained or that the economy will not experience recession. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by the Chinese consumer. In addition, China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates and better protect intellectual property rights.

Expropriation Risk — The Chinese government maintains a major role in economic policymaking. Investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Geographic Risk — China historically has experienced natural disasters such as earthquakes, droughts and floods, and is economically sensitive to environmental events. Any such event could cause a significant impact on the Chinese economy.

Hong Kong Political Risk — Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (“SAR”) of the PRC under the principle of “one country, two systems.” Although China has expressed its commitment to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (i.e., is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Available Disclosure About Chinese Companies — Disclosure and regulatory standards in China are in many respects less stringent than U.S. standards. Chinese issuers are required to follow PRC accounting standards and practices, which follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with the PRC accounting standards and practices and those prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP. As the disclosure and regulatory standards in the PRC are less stringent than in more developed markets, there might be substantially less publicly available information about issuers in the PRC on which the Adviser can base investment decisions, and such information may not be as reliable as information prepared in accordance with GAAP.

Additionally, there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers.

Chinese Securities Markets — The securities markets in the PRC, including the A-Share markets, are less developed than other markets, and may be characterized by higher liquidity and settlement risk than markets in more developed countries. This may result in higher transaction costs and price volatility.

There is less regulation and monitoring of Chinese securities markets, and the activities of investors, brokers and other participants, than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as tender offer regulation, stockholder proxy requirements, insider trading rules and the requirements mandating timely disclosure of information. The PRC’s regulatory authorities have only recently been given the power and duty to prohibit fraudulent and unfair market practices relating to securities markets, such as insider trading and market abuse, and to regulate substantial acquisitions of shares and takeovers of companies. All of these factors may lead to a higher level of volatility and instability associated with the PRC securities markets relative to more developed markets.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even longer periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the tracking error of the Fund against its Index. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s SAI. Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may cause a Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). Furthermore, trading halts or suspensions of the Fund’s underlying portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of Fund shares.

Chinese Corporate and Securities Law — The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. The Fund’s rights with respect to its investments in A-Shares through the Adviser’s RQFII quota will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law. China also lacks a national set of laws which address all issues that may arise with regard to a foreign investor, such as the Fund. It may therefore be difficult, or impossible, for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain or enforce a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Additionally, legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities, and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable laws in the United States.

Investments in A-Shares — Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. In addition, the Shanghai-Hong Kong Stock Connect program, which commenced operations in November of 2014, allows foreign investors to trade A-Shares.

The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock, and all shares are entitled to substantially the same rights and benefits associated with ownership.

As of January 28, 2015, the CSRC had granted licenses to 95 RQFIIs and to 261 QFIIs, bringing total investment quotas in A-Shares and other permitted Chinese securities to $114.88 billion. While the introduction of Shanghai-Hong Kong Stock Connect program makes it possible for foreign investors, such as the Fund, to trade A-Shares in amounts greater than the RQFII and QFII quotas, restrictions continue to exist on the number of A-Shares available to foreign investors. As a result, capital cannot flow as freely in the A-Share market as it could if such restrictions did not exist. Therefore, it is possible that in the event of a market disruption, the liquidity of the A-Share market and the trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital flows more freely. The Fund cannot predict the nature or duration of such market disruptions, if any, or the impact that such disruptions may have on the A-Share market, the short-term and long-term prospects of Fund investments in the A-Share market, or the performance of the Fund.

The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that the Adviser will continue to maintain its existing RQFII quota or be able to obtain an additional RQFII quota if the RQFII quota is reduced or suspended, or if the Adviser’s RQFII license is revoked at some point in the future. The Fund cannot predict what would occur if the RQFII quota were reduced or eliminated or if the Adviser’s RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the Fund. If necessary, the Fund may suspend the sale of Creation Units until the Adviser determines that the requisite exposure to the component securities of the Index is obtainable. During the period that Creation Unit sales are suspended, Fund shares could trade at a significant premium or discount to NAV, and the Fund could experience substantial redemptions. Alternatively, the Fund could change its investment objective and could thus track an alternative index focused on Chinese-related stocks, including but not limited to A-Shares. In addition, the Fund may incur significant loss due to an inability to fully implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. If the RQFII quota is not adequate to meet the investment needs of the Fund, the performance of the Fund will be adversely affected.

Investing Through the Shanghai-Hong Kong Stock Connect Program Risk — The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program which enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares, subject to trading limits and rules and regulations as may be issued from time to time. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Shanghai-Hong Kong Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Trading via the Shanghai-Hong Kong Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China. The Shanghai-Hong Kong Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Fund.

Fund purchases of A-Shares through the Shanghai-Hong Kong Stock Connect program involve ownership rights that are less developed than those involved in U.S. securities markets. When the Fund buys a Shanghai Stock Exchange-listed stock through the Shanghai-Hong Kong Stock Connect program, the Fund is purchasing a right against the Hong Kong Securities Clearing Company Limited to obtain the benefits of ownership of the Shanghai Stock Exchange-listed stock and not the stock itself. The buying Fund does not have legal title to the Shanghai Stock Exchange-listed stock and has no separate rights to obtain the benefits of ownership, because PRC law does not recognize the buyer’s beneficial ownership. Therefore, the risk of loss is greater due to the indirect nature of the ownership interest in the A-Shares when trading through the Shanghai-Hong Kong Stock Connect program.

Sanctions and Embargoes — Certain of the companies in which the Fund expects to invest may occasionally operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions — Investments by the Fund in A-Shares through the Adviser’s RQFII quota, as well as investments by the Fund in A-Shares through other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, or limits on the classes of securities in which the Fund may invest. In addition, A-Shares traded through the Shanghai-Hong Kong Stock Connect program are subject to daily trading limits and other restrictions.

The Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change, or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in A-Shares and its ability to meet redemption requests, and may also have an adverse impact on the ability of the Fund to track the Index and the performance of the Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error, and may adversely affect the Fund’s ability to achieve its investment objective.

Disclosure of Interests and Short Swing Profit Rule — The Fund may be subject to regulations promulgated by the CSRC which currently require the Fund to make certain public disclosures, when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser, and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds, should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies, and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to track the Index, and may have a negative impact on the Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the short swing profit rule may prevent the Fund from reducing its holdings in a company, 5% or more of whose shares are deemed to be held by the Fund and its affiliates, within six months of the last purchase of shares of the company. The Fund could be subject to these restrictions even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company.

In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.

Custody Risk — Less developed markets, such as China, are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets and in general, the less developed a country’s securities market is, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require the Adviser (as RQFII) to select a custodian in the PRC (“PRC Custodian”). The PRC Custodian maintains the Fund’s investments in A-Shares in the PRC to ensure compliance with the rules and regulations of the CSRC, the SAFE and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Adviser, in its capacity as an RQFII, may be received by the CSDCC as credited to a securities trading account maintained by the PRC Custodian in the joint names of the Fund and the Adviser. All non-A-Share securities may also be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The PRC Custodian fees are paid by the Fund. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund. Because the Adviser’s A-Share quota is in the name of the Adviser and the Fund, there is also a risk that regulatory actions taken against the Adviser may affect the Fund.

Investors should note that cash deposited in the Fund’s cash account with the PRC Custodian is not segregated from the proprietary assets of the PRC Custodian or the assets of the PRC Custodian’s other clients. To the extent the Fund’s assets are commingled, they will be vulnerable in the event of a bankruptcy or liquidation of the PRC Custodian. In such case, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor of the PRC Custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Use of Brokers — CSRC and SAFE regulations specify that all securities traded by the Adviser, as a licensed RQFII, on behalf of the Fund must be executed through one of the two PRC exchanges — the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Adviser may select the same broker for both exchanges. While the Adviser has additional flexibility to select brokers when using the Shanghai-Hong Kong Stock Connect program, the Adviser may nevertheless have less flexibility to choose among brokers on behalf of the Fund than is typically the case for U.S. investment managers. This may cause the Fund to incur higher brokerage expenses and achieve less favorable execution , which could have a negative impact on Fund returns. In addition, in the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets, or may not be able to recover its assets, which could cause the Fund to lose money. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of a PRC broker, which may result in, among other things, losses to the Fund and higher tracking error. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of a PRC broker. However, the Adviser, in its selection of PRC brokers, will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.

Loss of Favorable U.S. Tax Treatment Risk — The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain, if any. However, if, among other things, the Fund uses an RQFII license and does not receive the required regulatory approval to repatriate funds associated with direct investment in A-Shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to Registered Investment Companies (“RICs”) under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a regular corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, currently at a 35% U.S. federal tax rate, and when such income is distributed, to a further tax at the stockholder level, to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. Also, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations), and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain, despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund, as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Currency Exchange Risks — The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade- and service-related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC will continue its existing foreign exchange policy and whether the PRC will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions continue to be subject to significant foreign exchange controls and require the approval of the SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to either predict or give any assurance of any future stability of the RMB to the U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s performance. Furthermore, because dividends are declared in U.S. dollars and the securities held by the Fund are generally denominated in RMB, fluctuations in exchange rates may have a negative impact on the level of dividends paid by the Fund.

The Fund may also invest in shares of non-U.S. investment companies, including Hong Kong-listed ETFs. The Fund, as an investor in a non-U.S. fund, may not be afforded the same investor protections that are provided by the U.S. federal securities laws. The Fund’s ability to transfer shares of such non-U.S. funds outside of the non-U.S. fund’s primary market may be restricted or prohibited.

In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in non-U.S. securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Absence of Active Market Risk — Although the Fund’s shares will be traded on the Exchange and other secondary markets, there can be no guarantee that an active market for Fund shares will develop or be maintained, in which case the Fund may ultimately liquidate.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing their Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified security or index at a specified future time and at a specified price. An option contract is a type of financial contract in which the purchaser of the contract has the right, but not the obligation, to buy (call) or sell (put) a financial asset, such as a security or index, at an agreed-upon price known as the “strike price” during a specific period or on a specific exercise date. The seller of an option contract has a corresponding obligation to sell or buy, as applicable, the financial asset at the strike price during the option period or on the exercise date.

Derivatives are subject to, among other things, market, correlation, leverage, liquidity and interest rate risks. Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference security or index. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price, or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. Interest rate risk is the risk that changes in interest rates could have on the value of the derivative.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may be more volatile than other asset classes.

Emerging Markets Risk — China is considered an emerging market. As such, the Fund’s investments in China are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets.

Financial Sector Risk — Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. As a result, a number of large financial institutions failed, merged with other institutions or required significant government infusions of capital.

Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources, and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates. Government regulation and ownership of Chinese financial sector companies may be more intrusive than in the United States and other developed countries. Greater Chinese governmental involvement in the financial sector may pose additional risks for investors. Market conditions in China may be particularly subject to change based on government policy.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, the effect of Chinese taxes and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade. As a result, the NAV of the Fund may not exactly track the value of the Index. The Adviser’s decision to invest in securities not included in the Index, such as other pooled investment vehicles, may give rise to tracking error. The performance of the Fund also may diverge from that of the Index if the Adviser’s RQFII quota, or the RQFII quota allocated to the Fund, has become inadequate, or if the Adviser is unable to maintain its RQFII status. In addition, daily and aggregate investment quotas applicable to the Shanghai-Hong Kong Stock Connect program may restrict or preclude the ability of the Fund to invest in securities obtained via the program, and therefore may cause the Fund’s performance to differ from that of the Index.

Large-Capitalization Securities Risk — The Fund’s investments are expected to be composed primarily of securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus the Fund’s portfolio, may underperform in other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

New Fund Risk — The Fund is newly organized and the Adviser has not previously managed an ETF registered under the 1940 Act. Accordingly, investors in the Fund bear the risk that the Fund may not employ a successful investment strategy or successfully implement its strategy, and that the Fund may fail to attract sufficient assets under management to realize economies of scale. These factors could have a negative impact on the Fund’s performance, and if they persist over time could result in the Fund being liquidated. While shareholders would be provided with prior notice of liquidation, liquidation does not require shareholder approval, may occur at a time that may not be favorable for all shareholders and could have negative tax consequences for shareholders.

Non-U.S. Currency Risks — The Fund’s assets will be invested primarily in the securities of issuers in China and the gains, losses and income received by the Fund will be primarily in RMB. Meanwhile, the Fund will compute and expects to distribute its income and capital gains, if any, in U.S. dollars. Any gain or loss attributable to fluctuations in exchange rates, between the time the Fund accrues income or gain and the time the Fund converts such income or gain from the RMB to the U.S. dollar, is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted.

RMB can be further categorized into onshore RMB (“CNY”) and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may also be adversely affected by the exchange rates between CNY and CNH. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. The Chinese government places strict regulation on the RMB and manages the RMB so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion, so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the RMB relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the RMB will move in relation to the U.S. dollar as expected. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing A-Shares or converting RMB to U.S. dollars to pay cash redemptions, distributions or expenses. This may lower the Fund’s performance, because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by non-U.S. governments, decreased market liquidity and political instability. Because many non-U.S. securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain non-U.S. markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Non-U.S. issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or non-U.S. governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in non-U.S. securities and currencies, or may prevent the Fund from repatriating its investments. The risks of investing in emerging market countries are greater than risks associated with investments in non-U.S. developed countries. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Passive Investment Risk — The Fund is not actively managed, and therefore does not sell securities due to current or projected underperformance of any security, industry or sector. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions — The Fund expects to implement a significant portion of its creation and redemption transactions on a cash basis, rather than through the in-kind contribution or redemption of securities. To the extent the Fund pays redemption proceeds in cash, rather than through the in-kind delivery of the Fund’s portfolio securities, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. More traditional ETFs generally make in-kind redemptions of securities and, as a result, generally are able to avoid realizing gains in connection with the sale of portfolio securities to meet redemption requests. Because the Fund intends to effect a significant portion of its redemptions for cash, rather than through delivery of portfolio securities, it will be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The sale of such securities is likely to increase the Fund’s portfolio transaction costs. If the Fund sells portfolio securities at a gain, this generally will cause the Fund to recognize taxable gains for U.S. tax purposes which it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gains sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than, if they had made an investment in a different ETF.

Shares of the Fund May Trade at Prices Other than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

While the creation/redemption feature is designed to make it likely that shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV. Since non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk — Trading in Fund shares may be halted by the Exchange or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Tax Risk — The Fund’s investments in A-Shares will be subject to a number of Chinese tax rules, and the application of many of those rules is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund, directly or indirectly, by reducing the after-tax profits of companies in the PRC in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include corporate income tax or withholding income tax on dividends and interest earned by the Fund, business tax and stamp duty.

If the CSOP ETF Trust (the “Trust”) or the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Trust or the Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Fund in a manner that will prevent it from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China in respect of QFIIs and RQFIIs and investments through the Shanghai-Hong Kong Stock Connect program. Pursuant to the circulars, the Fund (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) is expected to be temporarily exempt from withholding income tax on capital gains out of trading in PRC equity investments, including A-Shares. Since there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such withholding income tax in the future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and RQFIIs or investments through the Shanghai-Hong Kong Stock Connect program, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on the Fund’s return could be substantial.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares and B-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A-Shares or B-Shares will accordingly be subject to PRC Stamp Duty, but the Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

In the absence of specific guidance, the Adviser or the Fund may also potentially be subject to PRC business tax at the rate of 5% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a business tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to RQFIIs. In practice, the PRC tax authorities have not actively enforced the collection of business tax on such gains. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on business tax liabilities, so if the Adviser or the Fund were liable for business tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of QFIIs, RQFIIs and the Shanghai-Hong Kong Stock Connect program are evolving, and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

THE INDEX

The Benchmark Index is the FTSE China A50 Net Total Return Index, a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”). The Adviser and the Fund are independent of the Index. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China A All-Share Index. The Index is a subset of the FTSE China A 200 Index. It is denominated and quoted in RMB and comprised of stocks listed on the Shanghai Stock Exchange and/or the Shenzhen Stock Exchange. The Index is a net total return index, which means that its performance reflects the reinvestment of dividends, net of withholding taxes, from the securities included on the Index.

As of January 28, 2015, the Index had a total market capitalization of RMB 3,347.66 billion ($535.63 billion). As of September 10, 2014, the 10 largest constituent securities of the Index represented approximately 48.94% of the Index.

Index Methodology

All China A-Share classes of equity in issue are eligible for inclusion in the FTSE China A All-Share Index. The eligibility for securities to be included in the Index is based on (i) liquidity screens and (ii) free float.

Liquidity screens — Liquidity screens are based on the security’s median daily trading volume per month on the Shanghai and Shenzhen Stock Exchanges. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking; therefore, a security that fails to trade for more than half of the days in a month will have a zero median trade.

A security eligible for inclusion must have a minimum turnover percentage of the shares in issue, based on the median daily trade per month. The security must have such turnover percentage for a certain number of months prior to the full market review in March. The minimum turnover percentage and the number of months meeting such percentage are different for non-constituent securities, existing constituents and new issues.

Free float — Constituents are adjusted for free float and weighted according to how much share capital is available for public investment. Free float adjustments seek to overcome the supply and demand imbalance by reducing a company’s weight in an index to take account of restricted holdings of the company’s shares that are not freely available for purchase by outside investors (e.g., strategic investments by governments and other companies, directors and holdings of other major investors). In the Index Provider’s view, this achieves the most accurate and neutral market representation, and takes into account the true opportunity set available to an investor.

Selection Criteria

The 50 largest companies by full market capitalization of the FTSE China A All-Share Index are selected to form the Index. The Index is not subject to any industry sector constraints and therefore may be concentrated in one or more sectors.

Index Management

The Index is reviewed by the Index Provider on a quarterly basis in March, June, September and December to ensure that the index continues to reflect market reality. A schedule of periodic reviews, advance notification of changes to the Index constituents, a full set of ground rules for the management of the Index and the most updated list of Index constituents is provided on the Index Provider’s website (currently http://www.ftse.com/sites/indices/china-a50). The Index methodology is subject to change from time to time, and investors should refer to this website for up-to-date information about the Index methodology.

Publication

FTSE publishes the latest index level (Ticker: A50CNHN) on Bloomberg and Reuters, updated at market close each day.

Information About Portfolio Holdings

Information about the Fund’s daily portfolio holdings is available at www.csopasset.us/en-us/product/etf/a50. In addition, a description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND INDEX PROVIDER

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at Suite 2802, Two Exchange Square, Connaught Place, Central, Hong Kong. The Adviser was established in January 2008 as a subsidiary of China Southern Asset Management Co. Limited. The Adviser is the first Hong Kong subsidiary set up by mainland Chinese fund houses to carry out asset management and securities advisory activities in Hong Kong. The Adviser is dedicated to serving investors as a gateway for investment between China and the rest of the world, and provides discretionary management services and advisory services to both institutional investors and investment funds, including other ETFs.

Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs, as well as other administrative matters. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund, as set forth below:

Fund	Management Fee
CSOP FTSE China A50 ETF	0.70%

Under the Investment Advisory Agreement for the Fund, the Adviser has agreed to pay generally all expenses of the Fund. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees (if any) and extraordinary expenses. For a detailed description of the Investment Advisory Agreement for the Fund, please see the section of the SAI entitled “The Adviser.”

Pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by the Adviser and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund. This Expense Limitation Agreement is in effect for so long as the Fund is invested in the CSOP FTSE China A50 ETF, and may be terminated only by the Board.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s initial annual report.

Non-U.S. Resident Investment Adviser, Directors and Officers —  Although the Fund is a Delaware Trust, its Adviser and certain of its Directors and officers are non-residents of the United States, and have all or a substantial part of their assets located outside the United States. By signing the non-resident investment adviser execution page to its Form ADV, the Adviser has appointed the Secretary of the Securities and Exchange Commission (the “SEC”) and the Secretary of State or other legally designated officers of any states in which they submit a notice filing as its agents to receive service of process in connection with any action, proceeding or arbitration brought against it in any place subject to the jurisdiction of the United States, if the action, proceeding, or arbitration (i) arises out of any activity in connection with its investment advisory business that is subject to the jurisdiction of the United States, and (ii) is founded, directly or indirectly upon the provisions of the federal securities laws of the United States. None of the non-U.S. resident Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce, in United States courts, judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Fund has been advised by local counsel in Hong Kong, a foreign jurisdiction in which the Adviser and certain Fund Directors and/or officers reside, that in general, there is a mechanism for recognizing and enforcing foreign judgments by the Hong Kong courts. Yet, as with all litigations, there are always litigation risks, including the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

Portfolio Managers

The portfolio managers currently responsible for the day-to-day management of the Fund’s portfolio are Louis Lu and Fred Zhang. Mr. Lu and Mr. Zhang have managed the Fund since its inception.

Mr. Lu, Portfolio Manager, joined the Adviser in 2013. Mr. Lu has over seven years of investment management and trading experience. Prior to joining the Adviser, Mr. Lu was a trader and analyst in the RQFII & Overseas Investment Department of E Fund Management. Before that, Mr. Lu was a trader in the EM FX & Rates Department of Barclays Capital. Mr. Lu holds a Master’s Degree in Finance from the Hong Kong University of Science & Technology, and a Bachelor’s Degree in Finance from Tsinghua University.

Mr. Zhang, Senior Portfolio Manager, joined the Adviser in 2013. Mr. Zhang has over 12 years of financial industry experience in both China and Hong Kong. Mr. Zhang has managed, traded and researched passive funds and quantitative funds since 2004. He has extensive experience in equity, fixed income and derivatives markets. Mr. Zhang holds a Bachelor’s Degree in Mathematics from Fudan University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and ownership by portfolio managers, if any, of securities in the Fund.

Index Provider

The Index Provider is located at 12th Floor, 10 Upper Bank Street, Canary Wharf, London E14 5NP. The Index Provider publishes the Index.

The Index Provider or its affiliates are the proprietors and absolute owners of the Index and the designation “FTSE®”. The Index Provider has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use the Index in respect of the Fund and to sponsor, issue, establish, market, list and distribute the Fund.

The Index Provider, the Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or regarding the ability of the Index to achieve its goal. The Index Provider has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing, or calculating the Index. The Index Provider is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares of the Fund are redeemable. The Fund, the Adviser and the Index Provider do not guarantee the accuracy, completeness, or performance of the Index or the data included therein, and shall have no liability in connection with the Index or Index calculation.

PURCHASING AND SELLING FUND SHARES

Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries, and therefore, must have a brokerage or other account to buy and sell shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded security. When buying or selling shares through a financial intermediary, you may incur customary brokerage commissions or other charges. The price at which you buy or sell the Fund’s shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy when buying or selling shares in secondary market transactions. Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the SAI.

Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Exchange	Symbol
CSOP FTSE China A50 ETF	NYSE Arca, Inc.	AFTY

The Exchange is generally open Monday through Friday, and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling shares, please contact your broker or dealer.

Share Trading Prices. The trading prices of the Fund’s shares may differ from the Fund’s daily NAV, and are expected to vary based on a number of factors. These factors include supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions, the existence of market disruptions and other factors. The Exchange or another market information provider will disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular Exchange trading hours, based on the most recently reported prices of the Fund’s portfolio securities. As the Chinese exchanges close during the Exchange’s trading hours, the approximate value of the Fund’s portfolio value that is disseminated will continue to be updated every fifteen seconds to reflect changes in foreign exchange rates. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund, because the approximate value may not be calculated in the same manner, or at the same time, as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values, and makes no warranty as to the accuracy of these values.

Frequent Purchases and Redemptions of Fund Shares

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares. As an ETF, the Fund sells and redeems its shares at NAV only in Creation Units to authorized participants that have entered into an agreement with the Fund’s distributor (“Authorized Participants”). Purchases and redemptions of Creation Units by Authorized Participants are essential to keeping the market price of the Fund’s shares at or close to its NAV, and therefore, frequent purchases and redemptions of Creation Units are not discouraged. Frequent purchases and redemptions of Creation Units for cash may increase portfolio transaction costs, and may lead to realization of capital gains. To minimize these consequences, the Fund imposes a transaction fee on such Creation Unit transactions that is designed to offset the transfer and other transaction costs that the Fund incurs.

Pricing of Fund Shares

The Fund will calculate its NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of Shares outstanding. The Fund will calculate NAV once each day that the New York Stock Exchange (the “NYSE”) is open as of the regularly scheduled close of trading on the NYSE (normally, 4:00 p.m. Eastern Time).

In calculating the Fund’s NAV per share, the Fund’s investments will be valued in accordance with procedures approved by the Board. These procedures, which may be changed by the Board from time to time, generally require investments to be valued using market valuations. A market valuation generally means a valuation that is: (i) obtained from an exchange, a pricing service, or a major market maker or dealer, (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker or dealer, or (iii) based on amortized cost. The Trust may use various pricing services, or discontinue the use of any pricing service, as determined by the Board from time to time. The Fund’s daily NAV can be found at www.csopasset.us/en-us/product/etf/a50.

The Trust will generally value exchange listed securities and options on such securities at market closing prices. Market closing prices are generally determined on the basis of last reported sales prices, or if no sales are reported, based on the last reported quotes. Fixed income securities generally are valued based on prices provided by independent pricing services, which may use valuation models or matrix pricing to determine current value. The Trust generally will use amortized cost to value fixed income or money market securities that have a remaining maturity of 60 days or less.

In the event that current market valuations are not readily available, or the Trust or the Adviser believes such valuations do not reflect current market value, the Trust’s procedures require that a security’s fair value be determined. In determining such value, the Trust or the Adviser may consider, among other things: (i) price comparisons among multiple sources; (ii) a review of corporate actions and news events; and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values, rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net investment income, if any, to investors annually and to distribute net realized capital gains, if any, annually. The Fund may also pay dividends and distributions at other times, if necessary. Brokers may make available to their customers who are also Fund shareholders the DTC book-entry dividend reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to RICs. As long as the Fund qualifies for treatment as an RIC, it pays no federal income tax on the earnings that it timely distributes to shareholders.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable, whether or not you reinvest them. Dividend distributions, including distributions of short-term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

If certain holding period requirements are met, qualified dividend income received by the Fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations, and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is not a passive foreign investment company (a “PFIC”) and that is eligible for benefits either under a comprehensive income tax treaty with the United States which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the U.S.

Distributions in excess of the Fund’s current and accumulated earnings and profits, as to each shareholder, will be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and generally as a capital gain thereafter. A return-of-capital distribution generally will not be taxable, but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

The sale of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally is required to be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent that any long-term capital gain distributions are received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker should inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Unless you fall within certain exceptions, the custodian, broker or other administrative agent holding your shares in the Fund on your behalf must report to the Internal Revenue Service (the “IRS”) and furnish to you the cost basis information for shares of the Fund. In addition to reporting the gross proceeds from the sale of shares of the Fund, you will receive cost basis information for such shares, which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of the Fund, you are to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding your shares in the Fund will use a default cost basis method they have chosen, which should have been communicated to you. The cost basis method elected by you (or the cost basis method applied by default) for each sale of shares of the Fund may not be changed after the settlement date of each such sale. You should consult with your tax advisor to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to you. Shareholders should also carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective as of July 1, 2014 (and proceeds of sales in respect of the Fund’s shares, including certain capital gain dividends, received by the Fund’s shareholders beginning after December 31, 2018) for shareholders who own their shares through non-U.S. accounts or non-U.S. intermediaries, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange plus any net amount of cash received by the purchaser in the exchange, and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered plus any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units, or an exchange of Creation Units for securities, cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

As noted above, investment income earned by the Fund may be subject to non-U.S. taxes — in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may, in such case, be entitled to either a tax deduction in calculating your taxable income, or a credit in calculating your U.S. federal income tax. Your ability to use non-U.S. tax credits is subject to certain generally applicable limitations, as further described in the SAI. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, non-U.S. countries and U.S. possessions.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from the Fund until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account. Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

Additional important information about taxes is in the SAI.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the end-of-day market price of the Fund’s Shares was greater than the Fund’s NAV (i.e., a “premium”), and the number of days that the end-of-day market price of the Fund’s shares was less than the Fund’s NAV (i.e., a “discount”) for various time periods, is available by visiting the Fund’s website at www.csopasset.us/en-us/product/etf/a50.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a Securities and Exchange Commission (“SEC”) exemptive order issued to the Trust, including the condition that such investment companies enter into an agreement with the Fund. However, because the Fund, in reliance on SEC guidance, may invest in one or more other investment companies beyond the Section 12(d)(1) limits, other registered investment companies currently are not permitted to rely on the Trust’s order to invest in the Fund beyond the limits set forth in Section 12(d)(1).

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available.

DISLCLAIMERS

The Index Provider is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR STRATEGY OR ANY DATA INCLUDED HEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FURTHERMORE, THE FUND IS NOT IN ANY WAY SPONSORED, ENDORSED, SOLD OR PROMOTED BY FTSE OR THE LONDON STOCK EXCHANGE GROUP (“LSEG”) COMPANIES (TOGETHER, THE “LICENSOR PARTIES”), AND NONE OF THE LICENSOR PARTIES MAKE ANY CLAIM, PREDICTION, WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESSLY OR IMPLIEDLY, AS TO ANY OF: (I) THE RESULTS TO BE OBTAINED FROM THE USE OF THE INDEX (UPON WHICH THE FUND IS BASED); (II) THE FIGURE AT WHICH THE INDEX IS SAID TO STAND AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE; OR (III) THE SUITABILITY OF THE INDEX FOR THE PURPOSE TO WHICH IT IS BEING PUT IN CONNECTION WITH THE FUND. NONE OF THE LICENSOR PARTIES HAVE PROVIDED OR WILL PROVIDE ANY FINANCIAL OR INVESTMENT ADVICE OR RECOMMENDATION IN RELATION TO THE INDEX TO THE ADVISER OR ITS CLIENTS. THE INDEX IS CALCULATED BY FTSE OR ITS AGENT. NONE OF THE LICENSOR PARTIES SHALL BE (A) LIABLE (WHETHER IN NEGLIGENCE OR OTHERWISE) TO ANY PERSON FOR ANY ERROR IN THE INDEX OR (B) UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR THEREIN.

ALL RIGHTS IN THE INDEX VEST IN FTSE. “FTSE®” IS A TRADEMARK OF LSEG, AND IS USED BY FTSE UNDER LICENSE.

CSOP ETF Trust

Investment Adviser

CSOP Asset Management Limited
2801-2803, Two Exchange Square
8 Connaught Place
Central, Hong Kong

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Legal Counsel

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178-0060

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (the “SAI”):  The SAI, dated March 10, 2015, as supplemented November 12, 2015, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports:  These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, as well as recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, an Annual or Semi-Annual Report, or More Information:

By Telephone: 1-844-209-2937

By Mail:  ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203

By Internet: www.csopasset.us/en-us/product/etf/a50

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about CSOP ETF Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22998

STATEMENT OF ADDITIONAL INFORMATION

CSOP FTSE CHINA A50 ETF

Ticker Symbol afty	Principal U.S. Listing Exchange NYSE Arca, Inc.

a series of CSOP ETF Trust

March 10, 2015, as supplemented November 12, 2015

Investment Adviser:
CSOP Asset Management Limited

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the CSOP ETF Trust (the “Trust”) and the CSOP FTSE China A50 ETF (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus (the “Prospectus”) dated March 10, 2015, as supplemented November 12, 2015. Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Fund’s prospectus or Annual Report, when available, free of charge by writing to the Trust at ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 or by calling the Trust at 1-844-209-2937.

S-i

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on August 12, 2014. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one (1) investment portfolio: the CSOP FTSE China A50 ETF (the “Fund”). The Fund is classified as “diversified,” and therefore must meet certain diversification requirements under the 1940 Act. All payments received by the Trust for shares of the Fund belong to that Fund. The Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the CSOP FTSE China A50 ETF are listed on NYSE Arca, Inc. (the “Exchange”). The shares of the Fund will trade on its Exchange, and other secondary markets, at market prices that may be below, at, or above the net asset value (“NAV”) of such Fund. The Fund issues and redeems shares at NAV only in aggregated lots of 50,000 shares or more (each, a “Creation Unit”). These transactions are usually in exchange for an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Fund and the associated principal risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of CSOP Asset Management Limited (the “Adviser”), the Fund’s investment adviser, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of such Fund’s investment objective.

The Fund’s principal investment strategies and the principal risks associated with the same are described in the “Principal Investment Strategies,” “Principal Risks” and “More Information about the Fund’s Investment Objectives and Principal Investment Strategies” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about additional investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies.

COMMERCIAL PAPER — The Fund may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days. The Fund may invest up to 20% of its net assets in commercial paper.

CONCENTRATION — The Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Fund’s Index and consequently the Fund’s portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

EQUITY SECURITIES — Equity securities, such as common stock, represent ownership interests in a company. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES — Although not a primary investment strategy, the Fund reserves the right to invest up to 20% of its net assets in high-quality, short-term fixed income securities for cash management and other purposes. Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security, and in the ability of an issuer to make payments of interest and principal, also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s net asset value.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”), and may also be subject to price volatility, due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities, and understand that such securities are not generally meant for short-term investing.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of such Fund’s shares.

U.S. Government Securities.  The Fund may invest in U.S. Government securities. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government-sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements, due to fluctuating interest rates.

Receipts.  Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms, and which are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. “TRs” and “STRIPS” are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a usually substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as STRIPS and TRs that are transferable through the federal book-entry systems.

U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities —  i.e., fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment only at the maturity of the obligation. In the event of a default prior to maturity, there might not be a market for the security and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

FUTURES CONTRACTS AND OPTIONS — The Fund may enter into U.S. or foreign futures contracts and options on futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The price paid to the writer of an option is referred to as the “premium.” The premium paid to the writer is the consideration for undertaking the obligations under the option contract. To the extent the Fund uses futures and options, it will do so only in accordance with Rule 4.5 of the Commodity Exchange Act (the “CEA”), as described below.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily, and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options is unlimited.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options.  Pursuant to a claim for exemption filed with the National Futures Association (“NFA”) on behalf of the Fund, the Trust is not deemed to be a “commodity pool operator” (a “CPO”) under the CEA, and it is not subject to registration or regulation as such under the CEA. The Adviser (as defined below) is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to the Fund. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that may require the Adviser to register with the CFTC as a CPO if the Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments.

With respect to investments in futures contracts, options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

GEOGRAPHIC CONCENTRATION — Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because it focuses on a single country, China, the Fund is more exposed to China’s economic cycles, currency exchange rates, stock market valuations and political risks, among other issues, than a more geographically diversified fund.

ILLIQUID SECURITIES — Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Fund may invest up to 15% of its net assets in illiquid securities. If, subsequent to purchase, a security held by the Fund becomes illiquid, such Fund may continue to hold the security. Because of their illiquid nature, illiquid securities generally must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees (the “Board”). Despite such good-faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that a security’s fair value price may differ from the actual price that such Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining liquidity, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INVESTMENT COMPANIES — The Fund may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, subject to certain exceptions, the Fund is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. However, in reliance on Securities and Exchange Commission (“SEC”) guidance, the Fund may exceed these limits and may invest up to 20% of its assets in the CSOP FTSE China A50 ETF, an affiliated fund advised by the Adviser with similar investment strategies as the Fund and traded on the Hong Kong Stock Exchange. In addition, pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

Exchange-Traded Funds (“ETFs”).  The Fund may invest in other ETFs. ETFs are a type of investment company. ETFs are listed and traded on national securities exchanges at market prices. ETF shares typically trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). These differences may be more pronounced for newer or smaller ETFs, for ETFs that own less liquid securities or in certain market conditions.

MONEY MARKET SECURITIES — Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI. The Fund may invest in money market securities for cash management purposes or as collateral or “cover” in connection with derivative transactions. The Fund may invest up to 20% of its net assets in money market securities at any time.

NON-U.S. SECURITIES — The Fund primarily invests its assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volumes traded on non-U.S. stock markets generally have been growing, such markets usually have substantially less volume. Therefore, the Fund’s investments in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities trading in the U.S. For example, non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. There may be less government supervision and regulation of non-U.S. stock exchanges, brokers, banks and listed companies abroad. Moreover, settlement practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, and which can result in losses to the Fund. Non-U.S. exchanges may be open on days when the Fund does not price its shares, and thus the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund shares. Conversely, Fund shares may trade on days when non-U.S. exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Units” herein.

Non-U.S. brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the non-U.S. entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.”

Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to create and redeem Creation Units, adversely affect the trading market for shares of the Fund, and cause shares of the Fund to trade at prices materially different from its NAV. There can be no assurance that a country in which the Fund invests will not impose a form of capital control to the possible detriment of the Fund and its shareholders. The Fund may also be subject to delays in converting or transferring U.S. dollars to renminbi (“RMB”) for the purpose of purchasing A-Shares. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

REPURCHASE AGREEMENTS — A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES — Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. The Fund may invest up to 15% of its net assets in restricted securities determined to be illiquid. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in and potential purchasers for the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS — Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on its books or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase such Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING — The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its advisers or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as such Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

CHINA A-SHARES INVESTMENT

A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors, such as the Fund, are permitted to invest in

A-Shares (i) through designated foreign institutional investors that meet certain requirements and have been granted status by the China Securities Regulatory Commission (“CSRC ”), or (ii) through the Shanghai-Hong Kong Stock Connect program.

Under the first approach, foreign investors, such as the Fund, are permitted to invest through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares. A QFII or RQFII may not invest in A-Shares above its quota amount, although to the extent that a QFII or RQFII has utilized its entire investment quota, it may apply for an increase to its quota.

Under the second approach, since November of 2014, foreign investors are permitted to invest in eligible China A-Shares listed on Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program which enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares, subject to trading limits and rules and regulations as may be issued from time to time.

RQFII Program Risk — The Fund is not a RQFII, but rather will utilize a portion of the Adviser’s RQFII quota granted under RQFII regulations. The RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by China’s State Administration of Foreign Exchange (the “SAFE”) if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If the SAFE reduces the RQFII’s quota, it may affect the Adviser’s ability to effectively pursue the Fund’s investment strategy.

In addition, the Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Adviser will continue to maintain its RQFII status or be able to acquire an additional RQFII quota. In the event the Adviser is unable to maintain its RQFII status or the RQFII quota allocated to the Fund has become inadequate, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund’s shares on the Exchange will be at a significant premium to the NAV. In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, or delay or disruption in execution of trades or in settlement of trades.

Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Adviser’s quota or other regulatory sanctions, and may adversely impact on the portion of the Adviser’s quota allocated to the Fund.

The current RQFII regulations also include rules on investment restrictions applicable to the Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are, therefore, relatively untested and there is no certainty as to how they will be applied, as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.

PRC Broker and PRC Custodian Risk — The Adviser is responsible for selecting a PRC Broker(s) to execute transactions for the Fund in the PRC markets. In its selection of a PRC Broker(s), the Adviser, will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards.

The Adviser is responsible for selecting a custodian in the PRC (the “PRC Custodian”) to maintain its assets pursuant to local Chinese laws and regulations. According to the RQFII regulations and market practice, the securities and cash accounts for the Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Adviser as the RQFII holder and the Fund. The Fund’s PRC Custodian is HSBC Bank (China)

Company Limited. The PRC Custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC, the SAFE and the People’s Bank of China (the “PBOC”). A-Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Adviser, in its capacity as a RQFII, on behalf of the Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Adviser as the RQFII.

The assets held or credited in the Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in the Fund’s cash account(s) maintained with the PRC Custodian will not be segregated, but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that the PRC Custodian has received from other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or the PRC Custodian. In such event, the Fund may be adversely affected in the execution of any transaction, face difficulty and/or encounter delays in recovering its assets, or may not be able to recover its assets in full or at all. The Fund may also incur losses due to the acts or omissions of the PRC Broker(s) and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser will make arrangements to ensure that the PRC Broker(s) and the PRC Custodian have appropriate procedures to properly safe-keep the Fund’s assets.

Investing Through the Shanghai-Hong Kong Stock Connect Program — The Fund invests in eligible securities listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited, the Shanghai Stock Exchange, Hong Kong Securities Clearing Company Limited and the CSDCC for the establishment of mutual market access between The Stock Exchange of Hong Kong Limited and the Shanghai Stock Exchange. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Shanghai-Hong Kong Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Thus, investors in Stock Connect securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Trading via the Shanghai-Hong Kong Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China. The Shanghai-Hong Kong Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Fund. Additionally, how the laws and regulations of Hong Kong and China, as well as the rules, policies or guidelines of relevant regulators and exchanges, will be interpreted or applied with respect to the Shanghai-Hong Kong Stock Connect program is uncertain.

Repatriation Risk — The SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. RQFIIs that act as advisers to open-end funds, including ETFs, are permitted to make repatriations (up to net redemptions) daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian, and monthly reports on remittances and repatriations will be submitted to the SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future.

Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact the Fund’s operations, including its ability to meet redemption requests. Furthermore, as the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s control.

Economic, Political and Social Risks of the PRC — The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.

Although the majority of productive assets in China are still owned by the government of the PRC at various levels, in recent years, the PRC has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 20 years, the PRC has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the portfolio securities of the Fund. Further, the PRC may from time to time adopt corrective measures to control the growth of the PRC’s economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities.

PRC Laws and Regulations Risk — The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases, judicial interpretations and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC’s legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.

Restricted Markets Risk — The Fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings as compared to the performance of the Index. This may increase the risk of tracking error.

A-Share Market Suspension Risk — A-Shares may only be purchased from, or sold to, the Fund from time to time where the relevant A-Shares may be sold or purchased on the Shanghai Stock Exchange or the Shenzhen Stock Exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. A participating dealer may not be able to create Creation Units of the Fund if A-Shares are not available or are not available in sufficient amounts.

Taxation Risk — Uncertainties in the PRC tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If the Trust or the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Trust or the Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Trust and the Fund in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Trust or the Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on the Trust or the Fund. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and RQFIIs and investments through the Shanghai-Hong Kong Stock Connect program. Pursuant to the circulars, the Fund (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) is expected to be temporarily exempt from withholding tax on capital gains out of trading in PRC investments, including A-Shares. Since there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such withholding income tax in the future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and RQFIIs or investments through the Shanghai-Hong Kong Stock Connect program, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A Shares will accordingly be subject to PRC Stamp Duty, but the Adviser will not be subject to PRC Stamp Duty when it acquires A Shares.

In the absence of specific guidance, the Adviser or the Fund may also potentially be subject to PRC business tax at the rate of 5% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a business tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to RQFIIs. In practice, the PRC tax authorities have not actively enforced the collection of business tax on such gains. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on business tax liabilities, so if the Adviser or the Fund were liable for business tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs, QFIIs and the Shanghai-Hong Kong Stock Connect program are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of a RQFII acting for foreign investors such as the Fund is also uncertain. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on the Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in the Fund.

As described below under “Taxes,” the Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs (as defined below) under the Internal Revenue Code of 1986, as amended, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, the Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

Government Intervention and Restriction Risk — Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of the Fund, and may have an unpredictable impact on the Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of the Index and as a result the performance of the Fund.

Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the tracking error of the Fund against its Index. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed below. Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may cause a Fund to “fair-value” a portion of its portfolio holdings. Furthermore, trading halts or suspensions of the Fund’s underlying portfolio securities may also have a negative impact on secondary market trading of Fund shares in U.S. market.

RMB Exchange Controls and Restrictions Risk — It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-0.5% to +/-1%.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade- and service-related foreign exchange transactions and payment of dividends. Nevertheless, the Adviser cannot predict whether the PRC government will continue its existing foreign exchange policy, or when the PRC government will allow free conversion of the RMB to foreign currency.

RMB Trading and Settlement Risk — The trading and settlement of RMB-denominated securities are recent developments in Hong Kong, and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

RQFII Late Settlement Risk — The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by the Fund from time to time. In the event such remittance is disrupted, the Fund may not be able to sample the Index by investing in the relevant A-Shares, which may lead to increased tracking error.

Future Movements in RMB Exchange Rates Risk — The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. The China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euros, Yen, pounds sterling and Hong Kong dollars at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and over-the-counter transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against the U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB Market Risk — The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

Currently, the amount of RMB-denominated financial assets outside the PRC is limited. As of the end of November 2014, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB974 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers such as the Fund. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement and for individual customers of up to RMB20,000 per Hong Kong resident person per day. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services, and the participating banks will need to source RMB (CNH) from the offshore market to square such open positions. Although it is expected that the offshore RMB (CNH) market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or that the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB (CNH) offshore.

Risks of Currency Transactions — Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by non-U.S. governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Index, and may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
2.	The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.	With respect to 75% of its total assets, the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities.
4.	The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s respective Index concentrates or may be deemed to concentrate in the securities of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
6.	The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
7.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of such Fund’s net assets.
2.	The Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.
3.	The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
4.	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. The Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).
5.	The Fund will not hold more than 10% of the issued share capital of any single China A-Share company.
6.	The Fund will not invest in the shares of a China A-Share company where in excess of 30% of that company’s share capital is held by entities outside of the PRC.
7.	The Fund may not change its investment strategy to invest at least 80% of its total assets (exclusive of collateral held from securities lending, if any) in the component securities of its Index without 60 days’ prior notice to shareholders.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification.  Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration.  The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing.  The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending.  Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting.  Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate.  The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Commodities.  The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in commodities or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

The shares of the Fund are listed on NYSE Arca, Inc. and traded at market prices, which may differ to some degree from such Fund’s NAV. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

THE ADMINISTRATOR

General.  Brown Brothers Harriman & Co. (the “Administrator” or “BBH”), a partnership under New York law, serves as administrator, custodian and transfer agent of the Fund. The Administrator has its principal business offices at 50 Post Office Square, Boston, MA 02110. Under the Custodian Agreement with the Trust dated February 25, 2015, the Administrator, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Trust for the Fund.

Under the Custodian Agreement, foreign securities held by the Fund are generally held by sub-custodians in the Administrator’s sub-custodian network. China A-Shares held by the Fund are held in mainland China by Hongkong and Shanghai Banking Corporation Ltd. (“HSBC”). Pursuant to a sub-custodian agreement between the Administrator and HSBC and a supplementary control agreement among the Administrator, HSBC, the Adviser and the Trust, the Fund is recognized as the beneficial owner, and controls the disposition, of assets in the HSBC account even though, pursuant to Chinese law and regulations, the Adviser (in addition to the Fund) is the legal owner of the account.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and accounting agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with fund administration and accounting services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is compensated for providing such services to the Trust by the Adviser pursuant to the terms of the Advisory Agreement (defined below).

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from negligence, willful misfeasance or bad faith on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder or from breach of any representation or warranty contained in the Administration Agreement.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by either party upon written notice to the other party at least 90 days prior to the end of the initial term or renewal term, as applicable; (ii) by either party upon 30 days’ prior written notice if the other party fails to perform its obligations under the Administration Agreement in any material respect; or (iii) by the Administrator on not less than 30 days’ written notice to the Trust if the Trust terminates the custody agreement between the Trust and the Administrator serving in its capacity as custodian of the Trust.

THE ADVISER

General.  CSOP Asset Management Limited (the “Adviser”) was founded in January 2008 as a subsidiary of China Southern Asset Management Co. Limited. The Adviser is the first Hong Kong subsidiary set up by mainland Chinese fund houses to carry out asset management and securities advisory activities in Hong Kong. The principal business address of the Adviser is Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.

Advisory Agreement.  The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable (a) at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of that Fund, or (b) by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust.

Management Fees.  For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% based on the average daily net assets of the Fund. The Adviser is responsible, under the Advisory Agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. Pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by the Adviser and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund. This Expense Limitation Agreement is in effect for so long as the Fund is invested in the CSOP FTSE China A50 ETF, and may be terminated only by the Board of Trustees.

As of the date of this SAI, the Fund had not commenced operations, and therefore did not pay any fees to the Adviser.

Portfolio Management

Compensation.  The Adviser’s financial arrangements with its portfolio managers reflect the importance that its management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus and participation. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Annual performance-based bonuses are 100% discretionary. Factors considered in bonuses include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable).

Ownership of Fund Shares.  Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2015. None of the below accounts was subject to a performance-based fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Louis Lu	2	$42.8	1	$8.3	0	$0
Fred Zhang	2	$27.8	3	$2,653.2	0	$0

Conflicts of Interest.  A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other investment companies managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices that the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The portfolio managers may be responsible for accounts that have different management fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. The portfolio managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the compliance team.

THE DISTRIBUTOR

The Trust and ALPS Distributors, Inc. (the “Distributor”), a Colorado corporation, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as the distributor with respect to the Trust’s Creation Units. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, by the Board or, with respect to the Fund, by a majority of the outstanding shares of such Fund, upon 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities.  The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers, and thus have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of funds. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments), and consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee (described below) or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser, receives information about those services at its regular meetings, and meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures, and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives in managing the Fund.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board, in consultation with Fund management, also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board.  There are three members of the Board of Trustees, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Chen Ding serves as Chairman of the Board. The Trust has determined its leadership structure is appropriate, given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Fund overseen by the Board. The structure and operation of the Board is designed to facilitate the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

Set forth below are the names, dates of birth, positions with the Trust, length of terms of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustees
Chen Ding (Born: 1969)	Trustee (since 2015)(4)	CEO of CSOP Asset Management Limited	1	CSOP Asset Management Limited, Chinese Asset Management Association of Hong Kong Limited, Chinese Securities Association of Hong Kong, Source CSOP Markets plc, CSOP Alternative Funds plc, CSOP Investment Funds plc, The Hong Kong Chinese Enterprises Association
Independent Trustees
Karl-Otto Hartmann (Born: 1955)	Trustee (since 2015)	Founder and CEO of IntelliMagic LLC consulting practice (2005 – present); CEO of 40Act.com, LLC (2012 – present); Adjunct professor at Suffolk University School of Law (2007 – present)	1	Horizons ETF Trust, FocusShares Trust, The Thirty-Eight Hundred Fund, LLC
Chen Chia Ling (Born: 1970)	Trustee (since 2015)	CEO of China Asset Management (Hong Kong) Limited (2009 – 2014)	1	None

(1)	Unless otherwise noted, the business address of each Trustee is Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the CSOP ETF Trust.
(4)	Ms. Ding may be deemed to be an “interested” person of the Fund, as that term is defined in the 1940 Act, by virtue of her affiliation with the Adviser and/or its affiliates.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund(s) provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund(s), and to exercise their business judgment in a manner that serves the best interests of the Fund/Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Chen Ding joined CSOP Asset Management Limited in 2010 and is the Chief Executive Officer, overseeing the overall business of the Manager. From 2003 to 2013 Ms. Ding was the Assistant CEO and Managing Director of China Southern Asset Management Co. Ltd., one of the largest fund management companies in China with assets under management of RMB160 billion (as of June 30, 2013), where she was responsible for international strategic planning, fund product development and relationship management with various distribution channels and industry regulators.

Karl-Otto Hartmann has over 35 years experience in the financial services industry, has held senior management positions with several investment-company related firms and has served as an independent trustee for multiple investment company boards.

Chen Chia Ling has over 20 years experience in the financial services industry and over 10 years of experience in asset management, including experience with regard to launching ETFs.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Standing Committees.  The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Messrs. Karl-Otto Hartmann and Chen Chia Ling currently serve as members of the Audit Committee. Karl-Otto Hartmann serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary.
•	Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Nominating and Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. Karl-Otto Hartmann and Chen Chia Ling currently serve as members of the Nominating and Governance Committee. Chen Chia Ling serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary.

Fund Shares Owned by Board Members.  Because the Fund is new, as of the date of this SAI, no Trustee owns shares of any Fund. The Trust is not part of any “family of investment companies” as such term is defined in Form N-1A.

Board Compensation.  The following table sets forth information covering the anticipated total compensation payable by the Trust during its first fiscal period ending September 30, 2015 to the persons who serve as Trustees of the Trust:

Trustee	Estimated Total Compensation From the Trust
Interested
Chen Ding	N/A
Independent(1)
Karl-Otto Hartmann	$25,000
Chen Chia Ling	$25,000

(1)	Each independent trustee receives $20,000 to serve on the Trust’s Board and $5,000 to serve a chairman of a Board Standing Committee. Independent trustees do not receive pension or other retirement compensation from the Trust.

Trust Officers.  Set forth below are the names, dates of birth, positions with the Trust, length of terms of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. The Chief Compliance Officer is the only officer who receives compensation from the Trust for her services.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in Past 5 Years
Chen Ding (Born: 1969)	President	CEO, CSOP Asset Management Limited
Kaison Luk (Born: 1975)	Principal Executive Officer (since 2015)	Director, Operations, China Asset Management (Hong Kong) Limited
Michelle Wong (Born: 1980)	Secretary (since 2015)	Solicitor, Reed Smith Richards Butler
Monique Labbe (Born: 1973)	Principal Financial Officer and Treasurer (since 2015)	Fund Principal Financial Officer, Foreside Management Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisors (2012-2014); Director/Assistant Vice President, State Street Corporation (2005-2012)
Patrick J. Keniston, Esq. (Born: 1964)	Chief Compliance Officer (since September 15, 2015)	Managing Director of Foreside Compliance Services, LLC since October 2008

(1)	The business address of Ms. Michelle Wong and Mr. Kaison Luk is Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. The business address of Ms. Monique Labbe and Mr. Patrick J. Keniston is 3 Canal Plaza, Portland, ME 04101.
(2)	Each officer shall serve until death, resignation or removal.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchasing and Selling Fund Shares.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant’s written confirmations relating to their purchases of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

Purchase (Creation).  The Trust issues and sells Shares of the Fund only in Creation Units. Shares are issued and sold on a continuous basis through the Distributor, without a sales load (but subject to transaction and other fees), at the NAV per share next determined after receipt of an order in proper form on any Business Day.

A “Business Day” with respect to the Fund is, generally, any day on which the Listing Exchange (as defined below) on which the Fund is listed for trading is open for business. The Listing Exchange for the Fund is NYSE Arca. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  Due to various legal and operational constraints in China, the principal consideration for the purchase of a Creation Unit generally will be cash. Shares traded through the Shanghai-Hong Kong Stock Connect program may be contributed on an “in-kind” basis, as may shares of other ETFs. Purchases of Creation Units for cash shall be effected in essentially the same manner as in-kind purchases (as described in more detail below). In the case of a cash purchase, the Authorized Participant (as described below) must pay the cash equivalent of the Deposit Securities (defined below) it would otherwise be required to provide through an in-kind purchase (including the Fund’s brokerage commissions, taxes, and market impact costs as a result of using cash to purchase the Deposit Securities), plus the same Cash Component (defined below) required to be paid by an in-kind purchaser.

To the extent the Fund permits in-kind consideration for the purchase of a Creation Unit of the Fund, the consideration for the purchase of such Creation Units generally consists of an in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit” for the Fund, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the value of Deposit Securities. If the Cash Component is a positive number, the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number, the Authorized Participant will receive the Cash Component. The Cash Component does not include any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component at its discretion. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for in-kind transfer. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in other situations deemed appropriate by the Trust. The Fund reserves the right to use this approach, including issuing and redeeming Creation Units partially in-kind and partially in cash.

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on its Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes from time to time, based on a number of factors.

Procedures for Purchase (Creation) of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participation Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Fund shares must be placed for one or more Creation Units. All orders to create Creation Units must be received in proper form by the Distributor before 4:00 p.m., Eastern time, on a Business Day in order to receive that day’s NAV. To be in proper form all procedures set forth in the Participant Agreement must be properly followed. The date on which an order to create Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement as described below. These procedures may change from time to time without notice at the discretion of the Trust. Market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant and may delay or disrupt this process.

All orders by investors to create Creation Units through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Units of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement, and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders.  An Authorized Participant wishing to purchase a Creation Unit of Fund shares must submit an irrevocable purchase order to the Distributor as set forth in its Participant Agreement. The Authorized Participant shall deliver the applicable Deposit Securities (including cash in connection with cash creations or cash in lieu amounts), the Cash Component and any other required cash amounts to an account at the Fund’s Custodian or designated sub-custodian. Deposit Securities located outside the United States must be delivered to a local sub-custodian account in the applicable non-U.S. locality. On the Transmittal Date, the Authorized Participant must make available to the Trust, by means satisfactory to the Trust and in accordance with deadlines and procedures set forth in the Participant Agreement, immediately available or same day funds sufficient to pay the estimated Cash Component and any required cash amounts as set forth in the Participant Agreement. Any excess funds will be returned to the Authorized Participant following settlement of the Creation Unit of Fund shares issued to the Authorized Participant.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

Acceptance of Creation Orders.  The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to the Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, BBH, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include: (a) acts of God; (b) public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; (c) market conditions or activities causing trading halts; (d) systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, BBH or a sub-custodian or any other participant in the creation process; and (e) similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BBH, a sub custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. An Authorized Participant may resubmit any orders that have been rejected or for which acceptance has been revoked on the Business Day following such rejection or revocation using the next applicable Fund Deposit.

All questions as to the number of shares of each security in the Deposit Securities, the validity, form, eligibility and acceptance for deposit of any securities to be delivered, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Issuance of Creation Units.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of required cash amounts has been completed. This generally occurs within three Business Days of the Transmittal Date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102% (which amount the Trust may change from time to time) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund, pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with BBH the appropriate amount of federal funds by the deadline indicated in its Participant Agreement. If BBH does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with BBH, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (which amount the Trust may change from time to time) of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not delivered as required, or in the event a marked-to-market payment is not made within one Business Day following notification that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.

Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases, as well as any stamp taxes, income or dividends due. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BBH or purchased by the Trust and deposited into the Trust and all related transaction costs and other items, as noted above, have been cleared. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation/Redemption Transaction Fee.  A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. With respect to redemption orders, Authorized Participants are responsible for the costs of transferring the portfolio securities (“Fund Securities”) paid out upon redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Cash Creation/Redemption Transaction Fee	In-Kind Creation/Redemption Transaction Fee
CSOP FTSE China A50 ETF	$1,800	$500

Placement of Redemption Orders.  All orders to redeem Fund shares must be placed for one or more Creation Units. All orders to redeem Creation Units must be received in proper form before 4:00 p.m., Eastern time, on any Business Day in order to receive that day’s NAV. To be in proper form, all procedures set forth in the Participant Agreement must be properly followed. The date on which an order to redeem Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. These procedures may change from time to time without notice at the discretion of the Trust. Market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant and may delay or disrupt this process.

An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as Transfer Agent) not later than 4:00 p.m. on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BBH no later than 5:00 p.m., Eastern time, on the third Business Day after the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All orders by investors to redeem Creation Units through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for delivery of Fund shares, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to redeem Creation Units of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement, and only a small number of such Authorized Participants may have international capabilities.

General Redemption Procedures.  An Authorized Participant submitting a redemption request is deemed to represent to the Trust that: (i) it (or its client) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption; and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trust reserves the right to verify these representations at its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

If the requisite number of shares of the Fund is not delivered as required, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements. At the Trust’s discretion, the Trust may redeem Creation Units even though not all Fund shares have been delivered provided that the redeeming Authorized Participant posts collateral to cover the amount of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked-to-market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral, as well as any transaction costs, stamp taxes, income or dividends due.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by BBH according to the procedures set forth under Determination of NAV computed on the Business Day to which the redemption order relates. Therefore, if a redemption order in proper form is submitted to the Fund by an Authorized Participant not later than the 4:00 p.m. on a Business Day, and the requisite number of shares of the Fund are delivered to BBH (or cash collateral is accepted) as provided by the Participant Agreement, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Business Day. If, however, a redemption order is submitted to BBH before 4:00 p.m. on a Business Day, but either (i) the requisite number of shares of the Fund (or collateral) are not delivered as required, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of such Business Day. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the next Business Day that such order is deemed received by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash, to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting (subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of Creation Units) may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption proceeds generally will be paid within three Business Days of the Transmittal Date.

Cash Redemptions.   Due to various legal and operational constraints in China, shares generally will be redeemed for a cash payment, though shares traded through the Shanghai-Hong Kong Stock Connect program and shares of other ETFs may be paid out as redemption proceeds. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. Redemptions of Creation Units for cash shall be effected in essentially the same manner as in-kind redemptions (as described in more detail below). In the case of a cash redemption, the Authorized Participant shall receive the cash equivalent of the Fund Securities it would otherwise have received through an in-kind redemption (minus the Fund’s brokerage commissions, taxes, and market impact costs as a result of selling the Fund Securities used to generate cash to satisfy the redemption), plus the same Cash Component required to be paid in connection with an in-kind redemption. Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

In-Kind Redemptions.  Due to various legal and operational constraints in China, the ability of the Trust to pay in-kind redemptions is limited, though shares traded through the Shanghai-Hong Kong Stock Connect program and shares of other ETFs may be paid out as redemption proceeds. The ability of the Trust to effect in-kind redemptions is subject to, among other things, the condition that the securities are of a type that can be physically transferred and delivered or are otherwise not subject to legal or other restrictions on delivery and settlement. In addition, the ability of the Trust to effect in-kind redemptions is also subject to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable non-U.S. market.

Extension of Redemption Settlement Cycle.  For every occurrence of one or more intervening holidays in China (including Hong Kong) that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in China (including Hong Kong) due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Chinese Holidays.  For every occurrence of one or more intervening holidays in China (including Hong Kong) that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays at the discretion of the Fund. In addition to holidays, other unforeseeable closings due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fourteen calendar days. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In the calendar year 2015, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows. (Please note these holiday schedules are subject to potential changes in the relevant securities markets. Dates for 2015 are unofficial, have not been confirmed by Chinese authorities, and are subject to change.)

China, 2015 (Unofficial) Source: Bloomberg

Holiday Name	Starting Date	Ending Date	A-Share Resumption Date
New Year’s Day	1-Jan-15	2-Jan-15	5-Jan-15
Spring Festival	18-Feb-15	24-Feb-15	25-Feb-15
Labor’s Day	1-May-15	1-May-15	4-May-15
National Day	1-Oct-15	7-Oct-15	8-Oct-15

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In the calendar year 2015, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles for the Fund as set forth below. This information is based on the information regarding regular holidays, which may be out of date. Changes in the regular holidays may lead to longer redemption cycles than are set forth below.

2015

Country	Trade Date	Settlement Date	Number of Days to Settle
China	30-Sep-15	12-Oct-15	12

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating the Fund’s NAV, Fund investments generally are valued using market valuations. A market valuation generally means a valuation: (i) obtained from an exchange, a third-party pricing service or a major market-maker (or dealer); (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a third-party pricing service or a major market-maker (or dealer); or (iii) based on amortized cost. The Trust may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Trust’s Board of Trustees from time to time. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. The Trust will generally value exchange-listed options at market closing prices. The Trust will generally value exchange-listed futures at the settlement price determined by the applicable exchange. Non-exchange-traded derivatives, including OTC options, swap transactions and forward transactions, will normally be valued on the basis of quotations or equivalent indication of value supplied by an independent pricing service or major market-makers or dealers.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of non-U.S. securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Fund, when filed, may be obtained at no charge upon request by calling (855) 595-0240 or by visiting the SEC’s website at www.sec.gov.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Fund.  The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The Fund intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as an RIC. The Board reserves the right not to maintain the qualification of the Fund as an RIC if it determines such course of action to be beneficial to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation, to the extent any such income or gains are not distributed. If the Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy the minimum distribution requirement described above. If the Fund failed to satisfy the distribution requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated; (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities; and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Excise Taxes.  Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year, at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as an RIC.

If the Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to avoid the excise tax.

Fund Distributions.  If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The United States has a comprehensive income tax treaty with China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by the Fund from another RIC (including an ETF that is taxable as an RIC) will be treated as qualified dividend income only to the extent so reported by such RIC. For non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.

In the case of corporate shareholders, the Fund’s distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund generally does not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the dividends received deduction. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes distributions of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

Medicare Contribution Tax.  U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Exchange of Fund Shares.  If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Cost-Basis Reporting.  Unless you fall within certain exceptions, the custodian, broker or other administrative agent holding your shares in the Fund on your behalf must report to the Internal Revenue Service (“IRS”) and furnish to you the cost basis information for shares of such Fund. In addition to reporting the gross proceeds from the sale of shares of the Fund, you will receive cost basis information for such shares, which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of the Fund, you are to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding your shares in the Fund will use a default cost basis method they have chosen, which should have been communicated to you. The cost basis method elected by you (or the cost basis method applied by default) for each sale of shares of the Fund may not be changed after the Settlement Date of each such sale. You should consult with your tax advisor to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to you.

Tax-Exempt Shareholders.  Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in an REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of an REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding.  The Fund will be required in certain cases to withhold, at a rate of 28%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders.  If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective as of July 1, 2014 (and proceeds of sales in respect of Fund shares, including certain capital gain dividends, received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through non-U.S. accounts or non-U.S. intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in the Fund.

Retirement Accounts.  If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from the Fund until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more (in the case of an individual shareholder) or $10 million or more (in the case of a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of an RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes.  Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Creation and Redemption of Creation Units.  A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange, and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Investments

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (e.g., treat them as if they were closed out at the end of each year) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, and intends to make the appropriate tax elections and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as an RIC.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Passive Foreign Investment Companies

If the Fund holds shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be eligible to elect to treat a PFIC as a “qualified electing fund” under the Code, in which case the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC, the Fund would be required to obtain certain annual information from the PFIC, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income, and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund, and once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Non-U.S. Investments

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss), to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss, unless the Fund were to elect otherwise. The Fund (or a “qualified business unit” of the

Fund) may instead treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the U.S. dollar, but the Fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the U.S. dollar between the acquisition and disposition dates of U.S. currency, between the date on which the Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.

Income received by the Fund from sources within non-U.S. countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries, including the PRC taxes described below under “PRC Taxation.” Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Non-U.S. taxes paid by the Fund will reduce the return from the Fund’s investments.

If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, which for this purpose may include obligations of non-U.S. Governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any non-U.S. income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified non-U.S. income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for non-U.S. taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions.

One of the limitations on a shareholder’s ability to claim a credit for non-U.S. taxes is that the amount of the credit claimed cannot exceed the proportion of the shareholder’s total liability equal to the ratio of the shareholder’s taxable income from non-U.S. sources to the shareholder’s total taxable income. In computing that limitation, the portion of Fund distributions that is derived from capital gains on the sale of securities and from currency exchange gain may be treated as income from U.S. sources. As a result, it is possible that shareholders may have insufficient income from non-U.S. sources to claim a full credit for taxes passed through by the Fund, particularly to the extent those taxes are imposed on capital gains or on any portion of the Fund’s income attributable to currency exchange gain.

PRC Taxation

The Fund’s investments in A-Shares will be subject to a number of PRC tax rules, and the application of some of those rules is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund, directly or indirectly, by reducing the after-tax profits of companies in the PRC in which the Fund invests.

PRC taxes that may apply to the Fund’s investments include corporate income tax or withholding income taxes on dividends and interest earned by the Fund, withholding income taxes on capital gains, business tax and stamp duty.

If the Trust or the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Trust or the Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Trust and the Fund in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Trust or the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China in respect of QFIIs and RQFIIs and investments through the Shanghai-Hong Kong Stock Connect program. Pursuant to the circulars, the Fund (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) is expected to be temporarily exempt from corporate income tax on capital gains out of trading of PRC equity investments, including in A-Shares. Since there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such withholding income tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and RQFIIs or investments through the Shanghai-Hong Kong Stock Connect program, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on the Fund’s return could be substantial.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A and B-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A-Shares or B-Shares will accordingly be subject to PRC Stamp Duty, but the Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

In the absence of specific guidance, RQFIIs such as the Adviser may be potentially subject to PRC business tax at the rate of 5% on capital gains derived from the trading of A-Shares and interest income (if any). Existing guidance provides a business tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to RQFIIs. In practice, the PRC tax authorities have not actively enforced the collection of business tax on such gains. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on business tax liabilities, so if the Adviser or the Fund were liable for business tax, it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs, QFIIs and the Shanghai-Hong Kong Stock Connect program are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding, in the case of an RQFII acting for a foreign investor such as the Fund, is also uncertain. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The foregoing discussion is a summary of certain material U.S. federal income tax (and, where noted, PRC tax) considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of tax law, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BROKERAGE TRANSACTIONS

Brokerage Transactions.  The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker-dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Broker-dealers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Adviser does not consider the provision or value of research, products or services a broker-dealer may provide, if any, as a factor in the selection of a broker-dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker-dealer to execute its portfolio transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Units” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Fund will typically require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution, and may be capped at amounts determined by the Adviser in its sole discretion.

Brokerage Commissions.  As of the date of this SAI, the Fund had not commenced operations, and therefore did not pay any brokerage commissions.

Brokerage with Fund Affiliates.  As of the date of this SAI, the Fund had not commenced operations, and therefore did not pay any brokerage commissions to any affiliated brokers.

Securities of “Regular Broker-Dealers.”  As of the date of this SAI, the Fund had not commenced operations, and therefore did not hold securities of any “regular broker-dealers.”

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Fund, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any exemptive order of the SEC applicable to the Fund, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the NSCC and/or third-party service providers.

The Fund may disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Adviser, the Fund’s distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.csopasset.us/en-us/product/etf/a50. Online disclosure of such holdings is publicly available at no charge.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund. Each share issued by the Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of the Fund vote together as a single class.

Each share held entitles the shareholder of record to one vote. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or this SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Following the creation of the initial Creation Unit(s) of shares of the Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund had not commenced operations, and therefore there were no record owners of the Fund. Persons who own of record or beneficially more than 25% of the Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. acts as custodian, transfer agent and dividend paying agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, NY 10178, serves as counsel to the Trust.

FINANCIAL STATEMENTS

CSOP ETF TRUST

Statement of Assets and Liabilities
February 24, 2015

CSOP FTSE China A50 ETF
Assets:
Cash	$100,000
Total assets	100,000
Liabilities:	—
Net Assets	$100,000
Components of Net Assets:
Paid-in capital	$100,000
Net Assets	$100,000
Shares Issued and Outstanding:
Shares Outstanding (unlimited shares authorized, no par value)	5,882
Net Asset Value per Share	$17.001

See accompanying Notes to Statement of Assets and Liabilities.

CSOP ETF Trust

Notes to Statement of Assets and Liabilities
February 24, 2015

1. Organization

CSOP ETF Trust (the “Trust”) was organized as a Delaware statutory trust on August 12, 2014. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one investment portfolio: the CSOP FTSE China A50 ETF (the “Fund”). The Fund is classified as “diversified,” and therefore must meet certain diversification requirements under the 1940 Act. Additional series and/or classes may be created from time to time.

The investment objective of the Fund is to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Net Total Return Index (the “Index”).

CSOP Asset Management Limited (“CSOP”) serves as the investment adviser to the Fund (the “Adviser”).

The Fund has had no operations to date other than matters relating to its organization and registration under the 1940 Act. To date, the only capital contribution to the Fund resulted in the issuance to CSOP of 5,882 Shares of the Fund at an aggregate purchase price of $100,000 on February 24, 2015.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been made against the Fund. However, the Fund expects that risk of loss from such claims to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for regulated investment companies.

a.	Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

b.	Federal Income Tax

It is the intent of the Fund to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision will be required as long as the Fund qualifies as a regulated investment company.

c.	Organizational and Offering Expenses

All organizational and offering expenses of the Trust will be borne by the Adviser and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statement of Assets and Liabilities.

3. Transactions with Affiliates

a.	Investment Advisory Agreement

Investment Advisory Agreement

The Adviser serves as an investment adviser to the Fund pursuant to an investment management agreement (the “Advisory Agreement”). Subject at all times to the supervision and approval of the Board, the Adviser is responsible for the overall management of the Trust. The Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Fund.

CSOP ETF Trust

Notes to Statement of Assets and Liabilities
February 24, 2015

3. Transactions with Affiliates – (continued)

For the services provided to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly at an annualized rate of 0.99% of average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser pays all expenses of the Fund other than the management fee, distribution fees and expenses, if any, interest expenses, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, acquired fund fees and expenses, and extraordinary expenses.

The Fund has contractually agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by CSOP listed on the Hong Kong Exchange with similar investment strategies as the Fund.

b.	Distribution Agreement

ALPS Distributors, Inc., a Colorado Corporation, (the “Distributor”) is the principal underwriter and distributor of Trust’s shares. The Distributor does not maintain any secondary market in Fund shares. The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Fund.

c.	Other Agreements

Administrator, Custodian, Fund Accountant and Transfer Agent

BBH serves as administrator, transfer agent and dividend disbursing agent for the Fund pursuant to a Services Agreement. BBH also serves as the custodian of the Fund pursuant to a Custodial and Agency Services Agreement.

Foreside Management Services, LLC provides the Fund with a Treasurer.

Cipperman Compliance Services, LLC provides the Fund with a Chief Compliance Officer.

4. Capital Share Transactions

Shares of the Fund will be listed and traded on the NYSE Arca, Inc. (the “Exchange”) on each day that the Exchange is open for business (“Business Day”). Individual Fund shares may be purchased and sold on this exchange or other secondary markets through a broker-dealer or other intermediary. Because the Fund’s shares trade at market prices rather than at their Net Asset Value (“NAV”), shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems shares on a continuous basis at NAV only in large blocks of shares, currently 50,000 shares (“Creation Unit”). Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

CSOP ETF Trust

Notes to Statement of Assets and Liabilities
February 24, 2015

4. Capital Share Transactions – (continued)

Except when full or partial cash purchases or redemptions of Creation Units are available or specified for a Fund, authorized participants will be required to purchase Creation Units by making an in-kind deposit of specified securities and authorized participants redeeming Creation Units will receive an in-kind transfer of specified securities.

Retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase or sell shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Distributions

The Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records on ex-dividend date. The Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital.

6. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Management has determined that there are no material events, except as set forth above, that would require disclosure in the Fund’s financial statement through this date

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CSOP ETF Trust and Shareholder of CSOP FTSE China A50 ETF

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of CSOP FTSE China A50 ETF (the“Fund”) at February 24, 2015, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 27, 2015

APPENDIX A
DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody’s, S&P, and Fitch, Inc., (“Fitch”), respectively.

DESCRIPTION OF MOODY’S LONG-TERM RATINGS

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P’S LONG-TERM RATINGS

Investment Grade

AAA — Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A — Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH’S LONG-TERM RATINGS

Investment Grade Bond

AAA — Bonds rated AAA are judged to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

A-1

AA — Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody’s, Standard and Poor’s, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY’S SHORT-TERM RATINGS

PRIME-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P’S SHORT-TERM RATINGS

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

DESCRIPTION OF FITCH’S SHORT-TERM RATINGS

F-1 — Highest Credit Quality.  Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote exceptionally strong credit feature.

F-2 — Good Credit Quality.  A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3 — Fair Credit Quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-2

APPENDIX B

CSOP ETF TRUST
PROXY VOTING POLICY AND PROCEDURES

Overview and Policies

CSOP Asset Management Limited (“CSOP”) has adopted and implemented written policies and procedures reasonably designed to ensure that CSOP applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients. The following policies and procedures address instances where CSOP is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain investment companies registered with the U.S. Securities and Exchange Commission (“SEC”) for which CSOP acts as investment adviser; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by managed collective investment trusts. To the extent that holds other types of investments in the future, these policies and procedures will be amended accordingly.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. ETF proposals for CSOP managed collective investment trusts and other proposals not specifically addressed by guidelines are evaluated on a case-by-case basis, taking into account clients’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

Procedures

Where CSOP has been delegated proxy voting authority by a client, should CSOP need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.
2.	CSOP shall exercise reasonable diligence to determine whether any conflicts of interest exist between CSOP (and its affiliates) on the one hand and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional relationship, the PM will promptly refer the issue to CSOP’s compliance teams (“Compliance”) for action. The PM has a duty to promptly disclose any such conflicts.
3.	If a material or non-material conflict is identified, the issue must promptly be brought to the attention of CSOP’s Chief Compliance Officer.
4.	The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will also consult clients’ proxy voting policies. PM should generally vote in accordance with these policies; however, deviation is permissible if warranted by specific facts and circumstances of the situation, and if approved by authorized parties.
5.	Operations teams shall process the proxy voting according to PM’s decision with custodians or proxy vendors before the voting deadline.
6.	Voting recommendation is documented by the PM and operations teams should ensure that recordkeeping is done by custodians or proxy vendors.

Upon request by a client, CSOP shall provide the client a copy of its policies and/or information on its voting record with respect to the client’s account.

Responsible Parties

Compliance is responsible for supervising investment professionals’ overall compliance with these policies and procedures and for testing compliance with these Policies on a periodic basis. Each PM is responsible for implementation in accordance with these policies and procedures. Operations teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Compliance, which is responsible for escalating the issue to CSOP’s Executive Committee as appropriate.

Recordkeeping

As required under Rule 204-2 of the Act, CSOP maintains the following proxy records:

1.	A copy of these policies and procedures;
2.	A copy of each proxy statement the firm receives regarding client’s securities;
3.	A record of each vote cast by the firm on behalf of a client;
4.	A copy of any document created that was material to making a decision upon how to vote proxies on behalf of a client or that memorialized the basis for that decision;
5.	A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by to any (written or oral) client request for formation on how the firm voted proxies on behalf of the requesting client. The proxy voting records described in the section are maintained and preserved in an easily accessible place for a period of not less than five years and kept onsite for a period of not less than two years.

Appendix I

This Appendix describes the process currently used by CSOP. This process may change from time to time.

BBH Proxy Voting Services

Overview

Voting services are performed by BBH’s proxy vendor, Broadridge, which supports voting processing in over 100 markets. Broadridge’s services include providing an agenda for annual general meetings and extraordinary general meetings, disseminating terms of resolutions submitted for shareholder approval, and collecting and lodging client voting instructions. BBH provides eligible positions to Broadridge for securities reflected under valid CUSIP/ISIN and maintained within BBH’s sub-custodian network as well as answers to any client questions that may arise regarding proxy matters.

Transmission

Votes are transmitted by Broadridge to the local market/agent upon receipt of an instruction in good order from the client. If a client wishes to attend a meeting in person, BBH also coordinates with Broadridge to determine that the required documentation, including the entrance card, is available in a timely manner. Client documentation in the form of power of attorney is conducted on an annual basis or upon commencement of activity for a new account. Broadridge can communicate with clients electronically or via postal mail. Broadridge supports all markets where BBH’s clients hold assets.

Notifications

Broadridge’s notifications include a hard copy mailing, electronic notification through an online application called Proxyedge or a SWIFT message. Clients respond directly through Proxyedge. Depending on clients’ preference, notification of proxy voting can be customized.

Procedures and Controls for Outstanding Votes

BBH does not solicit instructs for non-receipt of proxy votes. Broadridge’s Proxyedge tool provides flexible client reporting via an online product to assist clients with instruction reconciliation – votes cast and uninstructed balances. Clients can access this reporting and filter information according to their requirements.

The reporting services include:

•	Daily summary of uninstructed positions
•	Maintenance of votes cast by market, by security or date range
•	Ability to filter based on all voting activity — votes in favor/votes against/non-participation
•	BBH subscribes to Broadridge’s comprehensive power of attorney (“PoA”) process, which solicits PoAs from clients, sends them to the relevant sub-custodians, maintains the information on the PoA and provides reporting to clients. Client documentation in the form of PoA reconciliation is conducted on an annual basis or upon commencement of activity for a new account.

Historical Records

Our proxy provider, Broadridge will purge voting data with varying timeframes. For U.S. meetings vote information is purged after three months however; if information is required for a meeting that has been purged a special request can be submitted to Broadridge to “un-purge” the data for a particular meeting. For global meetings the information is typically purged after one year however, purging time frames do vary depending upon volume. Again, if records have been purged and information is required for a meeting a special request can be submitted to Broadridge to “un-purge” the data for a particular meeting.